Exhibit 99.1
DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
February 23, 2009
RECENT COMMITMENTS — (See Body of Report For Contract Details/Date Changes and Other Information)

Ocean Victory	One Well
Ocean Summit	476 days in Mexico
Ocean Nugget	849 days in Mexico

Rig Name	WD	Location	Status	Operator	Current Term	Dayrate ($000s)	Start Date	Est. End Date

Domestic Deepwater Semisubmersibles (9)

Ocean Quest	3,500’	GOM	Current Contract	Noble	two-year term + unpriced option	upper 350’s	mid June 2007	mid Feb. 2009

		GOM/Brazil	Prep, mobe & acceptance test for ENI Brasil/OGX	ENI/OGX		0	mid Feb. 2009	mid April 2009

		Brazil	Future Contract	ENI Brasil	150 day assignment from Noble	mid 380’s	mid April 2009	mid Sept. 2009

		Brazil	Future Contract	OGX	two-year term + unpriced option	low 420’s	mid Sept. 2009	mid Sept. 2011

Ocean Star	5,500’	GOM	Current Contract	Newfield	one well extension	low 500’s	late Feb. 2009	late April 2009

Ocean America	5,500’	GOM	Special Survey & Maintenance	DODI		0	late Jan. 2009	mid May 2009

		GOM	Future Contract	Mariner	6-month term	low 550’s	mid May 2009	late Jan. 2010

Ocean Valiant	5,500’	GOM	Current Contract	Anadarko	one-year term extension	upper 420’s	mid Dec. 2008	early June 2009

		GOM/Angola	Prep, mobe & acceptance test for Total	DODI			early June 2009	late Aug. 2009

		Angola	Future Contract	Total	two-year term + priced options	low 620’s	late Aug. 2009	late Aug. 2011

Ocean Victory	5,500’	GOM	Current Contract	Noble Energy	one well + unpriced option	mid 370’s	early Jan. 2009	mid March 2009

		GOM	Future Contract	Deep Gulf	one well	mid 360’s	mid March 2009	mid April 2009

		GOM	Future Contract	ATP	one-year term, minimum	low 540’s	mid April 2009	mid April 2010

Ocean Baroness	7,000’	GOM	Current Contract	Hess	term extension +unpriced option	mid 360’s	late Nov. 2007	mid April 2010

Ocean Confidence	10,000’	GOM	Maintenance	DODI		0	mid Feb. 2009	late Feb. 2009

		GOM	Current Contract	Murphy	resume four-year term + unpriced option	upper 500’s	late Feb. 2008	late March 2012

Ocean Monarch	10,000	GOM	Current	DODI	prep for contract	0	mid Dec. 2008	early March 2009

		GOM	Future Contract	Anadarko	four-year term + unpriced option	mid 430’s	early March 2009	early March 2013

Ocean Endeavor	10,000’	GOM	Current Contract	Devon	four-year term + unpriced option	mid 290’s	early July 2007	late June 2011

DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
February 23, 2009

Rig Name	WD	Location	Status	Operator	Current Term	Dayrate ($000s)	Start Date	Est. End Date

Domestic 2nd and 3rd Generation Semisubmersibles (2)

Ocean Ambassador	1,100’	GOM	Current Contract	Taylor	seven-month term	mid 280’s	late Dec. 2008	mid May 2009

		GOM/Brazil	Prep, mobe & acceptance test for OGX	OGX		0	mid May 2009	early Oct. 2009

		Brazil	Future Contract	OGX	three-year term + unpriced option	low 260’s	early Oct. 2009	early Oct. 2012

Ocean Saratoga	2,200’	GOM	Current Contract	Walter	five wells	mid 280’s	early Dec. 2008	early May 2009

		GOM	Future Contract	Taylor	16-month term + unpriced option	mid 280’s	early May 2009	mid July 2010

Domestic Jack-ups (6)

Ocean Crusader	200’ MC	GOM	Current Contract	Walter	one well	mid 70’s	mid Feb. 2009	mid March 2009

Ocean Drake	200’ MC	GOM	Current Contract	Tarpon	two wells	mid 70’s	early Feb. 2009	early April 2009

Ocean Champion	250’ MS	GOM	Current Contract	Stone	six months + unpriced option	low 70’s	late Oct. 2008	late April 2009

Ocean Spartan	300’ IC	GOM	Actively Marketing	DODI		0

Ocean Summit	300’ IC	GOM	Actively Marketing	DODI		0

		Mexico	Future Contract	Pemex	476 day term	mid 130’s	late July 2009	mid Nov. 2010

Ocean Titan	350’ IC	GOM	Current Contract	Apache	four-month extension + unpriced option	low 130’s	late Jan. 2009	early March 2009

		GOM	Special Survey and Maintenance	DODI		0	early March 2009	mid April 2009

		GOM	Future Contract	Apache	resume four-month extension	low 130’s	mid April 2009	late May 2009

Ocean Tower	350’ IC	GOM	SOLD Pending close	DODI

DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
February 23, 2009

Rig Name	WD	Location	Status	Operator	Current Term	Dayrate ($000s)	Start Date	Est. End Date

International Semisubmersibles (19)

MEXICO

Ocean New Era	1,500’	GOM	Current Contract	PEMEX	2 1/2 year term	mid 260’s	late Oct. 2007	mid Feb. 2010

Ocean Voyager	3,000’	GOM	Current Contract	PEMEX	2 1/2 year term	mid 330’s	early Nov. 2007	late Feb. 2010

NORTH SEA/MEDITERRANEAN

Ocean Nomad	1,200’	North Sea	Current Contract	Talisman	resume two-year term extension	mid 330’s	late Oct. 2008	late Sept. 2010

Ocean Guardian	1,500’	North Sea	Current Contract in Administration	Oilexco	Standby in Invergordon	0

		North Sea	Future Contract in Administration	Nippon	sublet from Oilexco	low 350’s	early April 2009	early June 2009

		North Sea	Future Contract in Administration	Oilexco	resume two-year term	low 350’s	early June 2009	mid July 2009

		North Sea	Future Contract in Administration	Oilexco	two-year term extension including approx. 50 day survey and maintenance	mid 380’s	mid July 2009	early Sept. 2011

Ocean Princess	1,500’	North Sea	Current Contract	Talisman	resume two-year term extension	upper 330’s	late Dec. 2008	mid April 2010

Ocean Vanguard	1,500’	North Sea	Current Contract	Statoil	two-year term extension + unpriced option	mid 400’s	late April 2008	mid April 2010

Ocean Lexington	2,200’	Egypt	Current Contract	BP	36-month term	mid 260’s	late Nov. 2006	mid Aug. 2009

		Egypt/Brazil	Prep, mobe & acceptance test for OGX	OGX		0	mid Aug. 2009	late Jan. 2010

		Brazil	Future Contract	OGX	three-year term + unpriced option	mid 330’s	late Jan. 2010	late Jan. 2013

DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
February 23, 2009

Rig Name	WD	Location	Status	Operator	Current Term	Dayrate ($000s)	Start Date	Est. End Date

AUSTRALASIA

Ocean Bounty	1,500’	Australia	Current Contract	Woodside	continue one-year term	low 350’s	early Sept. 2008	late March 2009

		Australia	Future Contract	Woodside	60 days	mid 380’s	late March 2009	late May 2009

		Australia	Re-engine and upgrade	DODI		0	late May 2009	late July 2010

		Australia	Future Contract	Woodside	two-year term	mid 420’s	late July 2010	late July 2012

Ocean Patriot	1,500’	Australia	Current Contract	Apache	two-year term + unpriced option	between 380-420	late Jan. 2009	late Jan. 2011

Ocean Epoch	1,640’	Australia	Current Contract	Apache	one-year term	mid 350’s	early March 2008	late Feb. 2009

		Australia	Future Contract	BHPB	550-day term + unpriced options	low 350’s	late Feb. 2009	late Aug. 2010

Ocean General	2,400’	Vietnam	Current Contract	PVEP	Approx. two-year term + unpriced options	low 280’s	mid Oct. 2008	late Nov. 2010

Ocean Rover	7,000’	Malaysia	Current Contract	Newfield	one well	low 450’s	early Feb. 2009	late Feb. 2009

		Malaysia	Future Contract	Murphy	two-year term extension	low 450’s	late Feb. 2009	late Feb. 2011

DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
February 23, 2009

Rig Name	WD	Location	Status	Operator	Current Term	Dayrate ($000s)	Start Date	Est. End Date

BRAZIL

Ocean Whittington	1,500’	Brazil	Current Contract	Petrobras	resume five-year term plus potential 15% bonus	mid 220’s	late Jan. 2009	late Aug. 2012

Ocean Concord	2,200’	Brazil	Contract interrupted for survey and to complete contract upgrade work	DODI		0	early Jan. 2009	late Feb. 2009

		Brazil	Current Contract	Petrobras	resume five-year term plus potential 15% bonus	low 230’s	early Jan. 2008	early Jan. 2013

Ocean Yorktown	2,850’	Brazil	Current Contract	Petrobras	five-year term plus potential 15% bonus	mid 230’s	mid Aug. 2008	mid Aug. 2013

Ocean Yatzy	3,300’	Brazil	Current Contract	Petrobras	four-year term extension plus potential 17% bonus	mid 110’s	early Oct. 2005	early Oct. 2009

		Brazil	Contract interrupted for 5-year survey	DODI		0	early July 2009	mid Aug. 2009

		Brazil	Future Contract	Petrobras	five-year term plus potential 10% bonus	mid 240’s	early Oct. 2009	early Oct. 2014

Ocean Winner	3,500’	Brazil	Current Contract	Petrobras	four-year term extension plus potential 5% bonus	low 110’s	mid March 2006	mid March 2010

		Brazil	Future Contract	Petrobras	five-year term extension plus potential 10% bonus	low 270’s	mid March 2010	mid March 2015

Ocean Worker	3,500’	Brazil	Current	DODI	prep., plus acceptance testing	0	late July 2008	mid Feb. 2009

		Brazil	Future Contract	Petrobras	six-year term plus potential 10% bonus	low 270’s	mid Feb. 2009	mid Feb. 2015

Ocean Alliance	5,000’	Brazil	Current Contract	Petrobras	resume four-year extension plus 20% potential bonus	mid 150’s	early Jan. 2009	mid June 2010

		Brazil	Future Contract	Petrobras	six-year term extension plus potential 15% bonus	low 340’s	mid June 2010	mid June 2016

International Drillship (1)

Ocean Clipper	7,000’	Brazil	Current Contract	Petrobras	five-year extension plus potential 5% bonus	low 180’s	mid Dec. 2005	mid Dec. 2010

DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
February 23, 2009

Rig Name	WD	Location	Status	Operator	Current Term	Dayrate ($000s)	Start Date	Est. End Date

International Jack-ups (8)

Ocean Columbia	250’ IC	Mexico	Current Contract	Pemex	1 1/2-year term	mid 120’s	late Jan. 2008	mid June 2009

		Mexico	Intermediate Survey	DODI		0	mid June 2009	early July 2009

Ocean Nugget	300’ IC	Mexico	Current Contract	Pemex	term contract	upper 160’s	early Oct. 2006	late March 2009

		Mexico	Intermediate Survey	DODI		0	early April 2009	mid April 2009

		Mexico	Future Contract	Pemex	849 day term	mid 130’s	mid April 2009	late June. 2011

Ocean King	300’ IC	Croatia	Current Contract	CROSCO	two-year bareboat charter	upper 100’s	mid Nov. 2007	early Nov. 2009

		Croatia	Intermediate Survey	DODI		0	early Nov. 2009	mid Nov. 2009

Ocean Sovereign	300’ IC	Singapore	Intermediate Survey & upgrade	DODI		0	late Dec. 2008	late Feb. 2009

		Indonesia	Future Contract	Kodeco	15-month extension + unpriced option	mid 140’s	late Feb. 2009	late April 2010

Ocean Heritage	300’ IC	Gulf of Suez	Actively Marketing	DODI		0

Ocean Spur	300’ IC	Egypt	Current Contract	WEPCO	one-year term	low 140’s	mid Aug. 2008	late Aug. 2009

Ocean Shield	350’ IC	Australia	Current Contract	ENI	term	mid 260’s	late Jan. 2009	late Feb. 2010

Ocean Scepter	350’ IC	Argentina	Current Contract	Enap Sipetrol/YPF	300-day term contract + unpriced option	high 190’s	late Sept. 2008	late July 2009

NOTES: Rig utilization rates can be adversely impacted by additional downtime due to unscheduled repairs and maintenance, weather conditions and other factors.
An LOI is subject to customary conditions, including the execution of a definitive agreement and as such may not result in a binding contract.
Options are un-priced and any extension of contract is subject to mutually agreeable terms & conditions unless otherwise indicated.
Mobe revenues (if any) and mobe expenses are deferred, and generally are amortized over the life of the contract. GOM = Gulf of Mexico.
On rig utilization, assume 95% for DP units, 96% for conventionally moored rigs, and 98% for jack-ups.
Forward-Looking Statements: The rig status report may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain or be identified by the words “expect,” “intend,” “plan,” “predict,” “anticipate,” “estimate,” “believe,” should, “could,” “may,” “might,” “will,” “will be,” “will continue,” “will likely result,” “project,” “budget,” “forecast,” and similar expressions. Statements by the Company in the rig status report that contain forward-looking statements include, but are not limited to, statements regarding the current term, future dayrates, start and end dates and comments concerning future contracts and availability, letters of intent, utilization, surveys, downtime and other aspects of the Company’s drilling rigs, as well as statements concerning rigs being upgraded or to be upgraded and rigs under construction. Such statements are inherently subject to a variety of assumptions, risks and uncertainties that could cause actual results to differ materially from those anticipated or projected. A discussion of the risk factors that could impact these areas and the Company’s overall business and financial performance can be found in the Company’s reports and other documents filed with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions, contract cancellations, customer bankruptcy, operating risks, casualty losses, industry fleet capacity, changes in foreign and domestic oil and gas exploration and production activity, competition, changes in foreign, political, social and economic conditions, regulatory initiatives and compliance with governmental regulations, customer preferences and various other matters, many of which are beyond the Company’s control. Given these concerns, investors and analysts should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the rig status report, and the Company undertakes no obligation to publicly update or revise any forward-looking statement.

DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
February 23, 2009
Average Per-Day Rig Operating Costs (in $000’s):*

Jack-Ups
GOM	mid 40’s
Mexico	mid 40’s
Mideast	mid 50’s
Indonesia	low 50’s
New-build Australia	mid-80’s
New-build Argentina	upper 70’s
Bareboat Charter	low 10’s

Semisubmersibles**
GOM 2nd gen.	mid 50’s
GOM 4th gen.	low 80’s
GOM 4th gen. Victory-class upgrades	upper 60’s
GOM 5th gen. Victory-class upgrades	low 90’s
Mexico mid-water	mid 60’s
Brazil mid-water	upper 70’s
Vietnam mid-water	upper 60’s
Malaysia 5th gen. Victory-class upgrade	upper 90’s
Australia/New Zealand mid-water	low 90’s
UK mid-water	mid 70’s
Norway mid-water	mid 130’s
Egypt mid-water	upper 70’s
West Africa 4th gen.	upper 120’s

Semisubmersible DP
GOM 5th gen. upgrade DP	upper 110’s
Brazil mid-water DP	low 90’s

Drillship
Brazil deepwater DP	mid 110’s

Other Per-Day Expense
Spare equipment repair, other	low 30’s

*	Daily operating costs tend to run slightly lower early in the year and slightly higher toward end of year

**	All floaters conventionally moored unless otherwise noted.
Cost/Revenue Footnote: Contract Drilling Expenses applies to contract drilling expenses ONLY and does not include Reimbursable Expenses